SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): July 6, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                1-32532                                 20-0865835
        (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

 50 E. RiverCenter Boulevard, Covington, Kentucky        41012-0391
      (Address of principal executive offices)           (Zip Code)

    P.O. Box 391, Covington, Kentucky                    41012-0391
            (Mailing Address)                            (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 5.04.  Temporary Suspension of Trading Under Registrant's Employee
            Benefit Plans

     On July 6, 2005, Ashland Inc. (the "Company") sent a notice to participants in the Company's 401(k) plan informing them that in connection with the transfer of the Company's 38-percent interest in Marathon Ashland Petroleum LLC ("MAP") and two other businesses to Marathon Oil Corporation ("Marathon") through a series of steps involving the reorganization of the Company, they would be prohibited from making additional investments in the Company Stock Fund for a period (the "blackout period") which is expected to end during the week that starts July 10, 2005.

     On July 6, 2005, the Company sent a notice to its executive officers and directors informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's rules promulgated thereunder, they would be prohibited from purchasing and selling shares of the Company common stock (including derivative securities pertaining to such shares) on the open market or otherwise during the blackout period. This notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     During the blackout period and for a period of two years thereafter, a security holder or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the the 401(k) blackout period by contacting Ron Griffith, c/o Ashland Inc. at the following address: 3499 Blazer Parkway, Lexington, KY 40509 (Tel: (859) 357-7314; rrgriffith@ashland.com).

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

      99.1 Important Notice to Directors and Executive Officers Regarding the Immediate Prohibition of Your Ability To Purchase or Sell Ashland Inc. Securities Under the Sarbanes-Oxley Act of 2002.





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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ASHLAND INC.
                               -------------------------------------------
                                         (Registrant)



Date:  July 6, 2005                 /s/ David L. Hausrath
                              -----------------------------------
                              Name:     David L. Hausrath
                              Title:    Senior Vice President, General Counsel
                                        and Secretary